Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2017
Supplemental Cash Flow Elements [Abstract]
Supplemental Cash Flow Information
Supplemental Cash Flow Information

a)	The changes in operating assets and liabilities for years ended December 31, 2017, 2016 and 2015 are as follows:

	Year Ended December 31, 2017 $	Year Ended December 31, 2016 $	Year Ended December 31, 2015 $
Accounts receivable	1,620	5,494	(5,140)
Prepaid expenses	(2,815)	745	(494)
Accounts payable	(2,053)	2,791	2,127
Accrued liabilities	2,449	(1,572)	(1,581)
Unearned revenue and long-term unearned revenue	(1,456)	(3,218)	(562)
Restricted cash	4,249	(10,808)	(2,785)
Advances to and from affiliates	(913)	(9,699)	(23,714)
Other operating assets and liabilities	772	(4,402)	(2,038)
Total	1,853	(20,669)	(34,187)

b)
Cash interest paid (including realized losses on interest rate swaps) on long-term debt, advances from affiliates and obligations related to capital leases, net of amounts capitalized, during the years ended December 31, 2017, 2016 and 2015 totaled $122.7 million, $100.9 million, and $94.5 million, respectively.

c)	During the years ended December 31, 2017, 2016 and 2015, cash paid for corporate income taxes was $2.9 million, $4.9 million and $7.8 million, respectively.

d)
During the year ended December 31, 2017, the Partnership acquired a 100% ownership interest in Skaugen Gulf Petchem Carriers B.S.C.(c) (or the Skaugen LPG Joint Venture), which owned the LPG carrier Norgas Sonoma, from I.M. Skaugen SE (or Skaugen) (35%), The Oil & Gas Holding Company B.S.C.(c) (35%) and Suffun Bahrain W.L.L. (30%) for $13.2 million. The Partnership applied $4.6 million of the outstanding hire owed by Skaugen to the Partnership as a portion of the purchase price to acquire the Skaugen LPG Joint Venture, which was treated as a non-cash transaction in the Partnership’s consolidated statements of cash flows.